UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2022

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                                                                                                       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2022, Electromed, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2022. The full text of the press release is attached as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2022, Michael J. MacCourt, our current Chief Financial Officer, notified us that he intends to resign his employment with Electromed, Inc. (the “Company”) on or about July 1, 2022 to pursue a new opportunity outside of corporate finance.

On May 10, 2022, we announced the selection of Michelle C. Wirtz to serve as the Company’s Interim Chief Financial Officer, Treasurer and Secretary, beginning June 1, 2022. Ms. Wirtz, age 39, has served as the Company’s Corporate Controller since December 2021. Previously, she served as Corporate Controller at Icario, Inc. from June 2018 to December 2021. She was a senior consultant at Salo LLC from 2016 to June 2018. She began her career in accounting, serving in various roles focused on the life sciences industry at McGladrey & Pullen LLP (now RSM US LLP) and Ernst & Young Global Limited. Ms. Wirtz holds an active CPA license in the state of Minnesota. The Compensation Committee is expected to reevaluate her compensation in advance of the commencement of her service in her new role. The Company has not entered into any new compensatory arrangements with Ms. Wirtz in connection with her appointment.

Mr. MacCourt will cease to serve in those positions upon the commencement of Ms. Wirtz’s promotion in June. He is expected to remain an employee of the company through July 1, 2022 to facilitate an orderly transition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Number	Description	Method of Filing

99.1	Press release dated May 10, 2022	Furnished Electronically

104	Cover Page Interactive Data File (embedded in the cover page and formatted in inline XBRL)	Furnished Electronically

The information contained in Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: May 10, 2022	By: /s/ Kathleen S. Skarvan
	Name:	Kathleen S. Skarvan
	Title:	President and Chief Executive Officer